UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 2)

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 17, 2022 (May 24, 2022)

Date of Report (Date of earliest event reported)

SPK Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40462	86-1373795
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 368, 302 Buwei 211 Fute North Road, China (Shanghai) Pilot Free Trade Zone, 200131	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 134-3912-9879

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each Unit comprised of one share of Common Stock and one Right	SPKAU	The NASDAQ Stock Market LLC
Common Stock, par value $0.0001 per share	SPK	The NASDAQ Stock Market LLC
Rights, each to receive one-tenth of a share of Common Stock	SPKAR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Explanatory Note

This Amendment No. 2 to the Current Report on Form 8-K/A (“Amendment No. 2 to 8-K/A”) is being filed by SPK Acquisition Corp. (“SPK” or the “Company”) solely for the purpose of supplementing Item 4.02 of that certain Current Report on Form 8-K originally filed by SPK with the Securities and Exchange Commission (“SEC”) on May 24, 2022 (the “Original Form 8-K”), for the purpose of restating the Company’s balance sheet as of June 10, 2021 (the “Post-IPO Balance Sheet”). The Post-IPO Balance Sheet was filed with the SEC on June 16, 2021 on a Current Report on Form 8-K in connection with the Company’s initial public offering (the “IPO”).

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 24, 2022, SPK filed its Form 10-K for the annual period ending December 31, 2021 (the “10-K”), which included in Note 9 — Revision of Prior Period Financial Statements (“Note 9”), a discussion of the revision to a portion of the Company’s previously issued financial statements.

As described in Note 9, in accordance with SEC Staff Accounting Bulletin No. 99, “Materiality,” and SEC Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” (the “SEC Bulletins”) the Company identified errors on the Post-IPO Balance Sheet.

Management corrected the error by revising all shares of Common Stock subject to redemption as temporary equity. This resulted in an adjustment to the initial carrying value of the shares of Common Stock subject to possible redemption with the offset recorded to additional paid-in capital (to the extent available), accumulated deficit and shares of Common Stock. The Company has corrected such error by adjusting its balance sheet and classified all public shares of Common Stock as redeemable. These changes were reflected in the Company’s Annual Report as filed on Form 10-K for the year ended December 31, 2021.

Management held discussions about the matters disclosed in this filing with UHY LLP (“UHY”), the Company’s independent registered public accounting firm, and our audit committee was informed of this discussion. The conclusion of non-reliance of the financial statements was reached on May 18, 2022, and the Original Form 8-K was filed on May 24, 2022. The Company’s management also decided that the Company’s Post-IPO Balance Sheet should be restated to reflect that all public shares of SPK should be reclassified as redeemable.

Effect of Restatements

The Post-IPO Balance Sheet is hereby superseded by Exhibit 99.1 to this Amendment No. 2 to 8-K/A.

Exhibit 99.1 to this 8-K/A reflects the financial position of the Company as of June 10, 2021, and does not reflect events occurring after that date or modifies or updates disclosures in any way other than as required to reflect the restatement described herein as of that date. Accordingly, this 8-K/A should be read in conjunction with the multiple additional filings we have made with the SEC since that date.

The Company’s management has discussed the matters disclosed in this Amendment No. 2 to 8-K/A pursuant to this Item 4.02 with UHY.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Restated Audited Balance Sheet as of June 10, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2022

SPK ACQUISITION CORP.

By:	/s/ Sophie Ye Tao
Name: Sophie Ye Tao
Title:	Chief Executive Officer